                                                                 Exhibit (g)(4)

                       APPENDIX A TO CUSTODIAN AGREEMENT
                           Dated as of May 29, 2006

               NUVEEN CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen Arizona Dividend Advantage Municipal Fund
Nuveen Arizona Dividend Advantage Municipal Fund 2
Nuveen Arizona Dividend Advantage Municipal Fund 3
Nuveen Arizona Premium Income Municipal Fund, Inc.
Nuveen California Dividend Advantage Municipal Fund
Nuveen California Dividend Advantage Municipal Fund 2
Nuveen California Dividend Advantage Municipal Fund 3
Nuveen California Investment Quality Municipal Fund, Inc. Nuveen California Municipal Market Opportunity Fund, Inc. Nuveen California Municipal Value Fund, Inc.
Nuveen California Performance Plus Municipal Fund, Inc.
Nuveen California Premium Income Municipal Fund
Nuveen California Quality Income Municipal Fund, Inc.
Nuveen California Select Quality Municipal Fund, Inc.
Nuveen California Select Tax-Free Income Portfolio
Nuveen Connecticut Dividend Advantage Municipal Fund
Nuveen Connecticut Dividend Advantage Municipal Fund 2
Nuveen Connecticut Dividend Advantage Municipal Fund 3
Nuveen Connecticut Premium Income Municipal Fund
Nuveen Diversified Dividend and Income Fund
Nuveen Dividend Advantage Municipal Fund
Nuveen Dividend Advantage Municipal Fund 2
Nuveen Dividend Advantage Municipal Fund 3
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund
Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Floating Rate Income Fund
Nuveen Floating Rate Income Opportunity Fund
Nuveen Florida Investment Quality Municipal Fund
Nuveen Florida Quality Income Municipal Fund
Nuveen Georgia Dividend Advantage Municipal Fund
Nuveen Georgia Dividend Advantage Municipal Fund 2
Nuveen Georgia Premium Income Municipal Fund
Nuveen Insured California Dividend Advantage Municipal Fund Nuveen Insured California Premium Income Municipal Fund 2, Inc. Nuveen Insured California Premium Income Municipal Fund, Inc. Nuveen Insured California Tax-Free Advantage Municipal Fund Nuveen Insured Dividend Advantage Municipal Fund
Nuveen Insured Florida Premium Income Municipal Fund
Nuveen Insured Florida Tax-Free Advantage Municipal Fund
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Insured New York Dividend Advantage Municipal Fund Nuveen Insured New York Premium Income Municipal Fund, Inc. Nuveen Insured New York Tax-Free Advantage Municipal Fund Nuveen Insured Premium Income Municipal Fund 2
Nuveen Insured Quality Municipal Fund, Inc.

                       APPENDIX A TO CUSTODIAN AGREEMENT
                           Dated as of May 29, 2006

Nuveen Insured Tax-Free Advantage Municipal Fund
Nuveen Investment Quality Municipal Fund, Inc.
Nuveen Maryland Dividend Advantage Municipal Fund
Nuveen Maryland Dividend Advantage Municipal Fund 2
Nuveen Maryland Dividend Advantage Municipal Fund 3
Nuveen Maryland Premium Income Municipal Fund
Nuveen Massachusetts Dividend Advantage Municipal Fund
Nuveen Massachusetts Premium Income Municipal Fund
Nuveen Michigan Dividend Advantage Municipal Fund
Nuveen Michigan Premium Income Municipal Fund, Inc.
Nuveen Michigan Quality Income Municipal Fund, Inc.
Nuveen Missouri Premium Income Municipal Fund
Nuveen Municipal Advantage Fund, Inc.
Nuveen Municipal High Income Opportunity Fund
Nuveen Municipal Income Fund, Inc.
Nuveen Municipal Market Opportunity Fund, Inc.
Nuveen Municipal Value Fund, Inc.
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen New York Dividend Advantage Municipal Fund
Nuveen New York Dividend Advantage Municipal Fund 2
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen New York Select Tax-Free Income Portfolio
Nuveen North Carolina Dividend Advantage Municipal Fund
Nuveen North Carolina Dividend Advantage Municipal Fund 2
Nuveen North Carolina Dividend Advantage Municipal Fund 3
Nuveen North Carolina Premium Income Municipal Fund
Nuveen Ohio Dividend Advantage Municipal Fund
Nuveen Ohio Dividend Advantage Municipal Fund 2
Nuveen Ohio Dividend Advantage Municipal Fund 3
Nuveen Ohio Quality Income Municipal Fund, Inc.
Nuveen Pennsylvania Dividend Advantage Municipal Fund
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Premium Income Municipal Fund 2
Nuveen Performance Plus Municipal Fund, Inc.
Nuveen Preferred and Convertible Income Fund
Nuveen Preferred and Convertible Income Fund 2
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Premier Municipal Income Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Quality Income Municipal Fund, Inc.

                       APPENDIX A TO CUSTODIAN AGREEMENT
                           Dated as of May 29, 2006

Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3
Nuveen Real Estate Income Fund
Nuveen Select Maturities Municipal Fund
Nuveen Select Quality Municipal Fund, Inc.
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen Senior Income Fund
Nuveen Tax-Advantaged Floating Rate Fund
Nuveen Tax-Advantaged Total Return Strategy Fund
Nuveen Texas Quality Income Municipal Fund
Nuveen Virginia Dividend Advantage Municipal Fund
Nuveen Virginia Dividend Advantage Municipal Fund 2
Nuveen Virginia Premium Income Municipal Fund

                       APPENDIX A TO CUSTODIAN AGREEMENT
                           Dated as of May 29, 2006

                NUVEEN OPEN-END MANAGEMENT INVESTMENT COMPANIES

NUVEEN MUNICIPAL TRUST, on behalf of:
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund

NUVEEN MULTISTATE TRUST I, on behalf of:
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen Florida Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II, on behalf of:
Nuveen California Municipal Bond Fund
Nuveen California High Yield Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund
Nuveen Connecticut Municipal Bond
Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

NUVEEN MULTISTATE TRUST III, on behalf of:
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV, on behalf of:
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund

                       APPENDIX A TO CUSTODIAN AGREEMENT
                           Dated as of May 29, 2006

NUVEEN INVESTMENT TRUST, on behalf of:
Nuveen Large-Cap Value Fund
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Value Opportunities Fund

NUVEEN INVESTMENT TRUST II, on behalf of:
Nuveen Rittenhouse Growth Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Global All-Cap Fund
Nuveen Santa Barbara Growth Fund
Nuveen Santa Barbara Growth Opportunities Fund
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Symphony All-Cap Core Fund
Nuveen Symphony Mid-Cap Core Fund
Nuveen Symphony Small-Mid Cap Core Fund
Nuveen Symphony Large-Cap Value Fund

NUVEEN INVESTMENT TRUST III, on behalf of:
Nuveen Core Bond Fund
Nuveen High Yield Bond Fund
Nuveen Short Duration Bond Fund

                       APPENDIX A TO CUSTODIAN AGREEMENT
                           Dated as of May 29, 2006

Acknowledged and Accepted:

For the Above Fund Parties

By:    /s/ Stephen Foy
       -------------------------
Name:  Stephen Foy
Title: Vice President

Acknowledged:

STATE STREET BANK AND
TRUST COMPANY, as Custodian

By:    /s/ Joseph L. Hooley
       -------------------------
Name:  Joseph L. Hooley
Title: Executive Vice President